UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 24, 2003




                            FIRSTFED FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



      Delaware                 1-9566                       95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,          90401-1490
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

ITEM 5.           Other Events.

     On July 24, 2003, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as
Exhibit 99.

        Item 99.          Press release dated July 24, 2003.


                                            S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRSTFED FINANCIAL CORP.



Dated: July 24, 2003                  By:/s/ Douglas J. Goddard
                                         ----------------------
                                             Douglas J. Goddard
                                             Chief Financial Officer

             FIRSTFED REPORTS RESULTS FOR THE SECOND QUARTER OF 2003

     Santa Monica, California, July 24, 2003 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $15.6 million or $0.90 per diluted common share for the second quarter of 2003 compared to net earnings of $12.3 million or $0.70 per diluted common share for the second quarter of 2002. Net earnings for the first six months of 2003 were $31.1 million or $1.80 per diluted common share compared to $24.7 million or $1.40 per diluted common share for the first six months of 2002.

     Net earnings increased during the second quarter and first six months of 2003 compared to the same periods last year primarily as a result of increased interest rate spreads. The interest rate spread increased to 3.25% and 3.30%, respectively, for the second quarter and first six months of 2003 compared to 2.81% and 2.77%, respectively, for the second quarter and first six months of 2002. The cost of interest-bearing liabilities decreased more quickly than the yields on interest-earning assets. As a result, net interest income for the second quarter of 2003 increased by $4.1 million or 12% over the second quarter of 2002. Net interest income for the first six months of 2003 increased by $7.6 million or 11% over the first six months of 2002.

     Net earnings for the second quarter and first six months of 2003 were also favorably impacted by increased loan fee income and reductions in other operating expenses compared to the prior year. Loan fees increased during the second quarter and first six months of 2003 compared to the same periods last year due primarily to higher levels of prepayment fees as borrowers continued to refinance into lower rate loans. Other operating expense decreased during the second quarter and first six months of 2003 compared to the same periods last year as a result of reductions in legal and advertising expenses. Advertising expenses have been delayed due to development of new marketing programs that are scheduled for later in the year.

     Allowances for loan losses (including general valuation allowances and valuation allowances for impaired loans) totaled $75.7 million or 1.84% of the portfolio at June 30, 2003 compared to $75.7 million or 1.96% at December 31, 2002 and $76.3 million or 1.93% at June 30, 2002. Non-performing assets were 0.09% of total assets as of June 30, 2003 compared to 0.17% as of December 31, 2002 and 0.11% as of June 30, 2002.

     The Company did not record a provision for loan losses during the first six months of 2003 or for any period during 2002. The Company recorded net loan charge-offs of $22 thousand for the second quarter of 2003 and had net loan recoveries of $25 thousand during the first six months of 2003. For the comparable periods last year, the Company recorded net loan recoveries of $1.4 million and $1.2 million during the second quarter and first six months of 2002, respectively.

     During the first six months of 2003, the Company repurchased 33,800 shares of common stock at an average market price of $28.53 per share. During 2002, the Company repurchased 353,000 shares of common stock at an average market price of $25.02 per share. There remain 1,348,677 shares eligible for repurchase under the Company's stock repurchase program as of July 24, 2003.

     As of June 30, 2003, the Company had assets totaling $4.5 billion and consolidated stockholders' equity of $402.6 million. First Federal Bank of California operates 29 full-service retail banking offices and 4 loan production offices in Southern California.

     This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or promises regarding future results and assumes no responsibility to update such forward-looking statements.

         Contact: Douglas Goddard, Executive Vice President
                    (310) 319-6014


                          KEY FINANCIAL RESULTS FOLLOW

                                            FIRSTFED FINANCIAL CORP.
                                                AND SUBSIDIARY
                                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                       (Dollars in thousands, except share data)
                                                  (Unaudited)

                                                                      June 30,              December 31,             June 30,
                                                                        2003                    2002                   2002
                                                                  ------------------    --------------------    ------------------
ASSETS
Cash and cash equivalents                                      $            34,388   $              45,199   $            58,747
Investment securities, available-for-sale (at fair value)                   80,221                 103,055               115,441
Mortgage-backed securities, available-for-sale (at fair
  value)                                                                   168,937                 200,585               235,148
Loans receivable, held-for-sale (fair value of $2,797,
  $2,300 and $250)                                                           2,775                   2,293                   250
Loans receivable, net                                                    4,037,893               3,766,942             3,856,073
Accrued interest and dividends receivable                                   17,700                  17,752                19,389
Real estate, net                                                                --                     347                   606
Office properties and equipment, net                                        10,315                  10,342                10,399
Investment in Federal Home Loan Bank (FHLB) stock, at cost                  76,078                  78,728                85,634
Other assets                                                                32,820                  28,486                26,585
                                                                  ------------------    --------------------    ------------------
                                                               $         4,461,127   $           4,253,729   $         4,408,272
                                                                  ==================    ====================    ==================

LIABILITIES

Deposits                                                       $         2,462,508   $           2,527,026   $         2,493,389
FHLB advances                                                            1,424,000               1,167,000             1,342,000
Securities sold under agreements to repurchase                             139,725                 155,273               176,131
Accrued expenses and other liabilities                                      32,319                  32,789                46,486
                                                                  ------------------    --------------------    ------------------
                                                                         4,058,552               3,882,088             4,058,006
                                                                  ------------------    --------------------    ------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares; issued 23,489,532,
  23,395,202 and 23,381,165 shares, outstanding 16,991,836,
  16,931,306 and 17,270,269 shares                                             235                     234                   234
Additional paid-in capital                                                  36,775                  35,680                34,858
Retained earnings - substantially restricted                               449,995                 418,885               388,368
Unreleased shares to employee stock ownership plan                            (559)                   (597)                   --
Treasury stock, at cost, 6,497,696, 6,463,896 and 6,110,896
  shares                                                                   (85,727)                (84,762)              (75,930)
Accumulated other comprehensive earnings, net of taxes                       1,856                   2,201                 2,736
                                                                  ------------------    --------------------    ------------------
                                                                           402,575                 371,641               350,266
                                                                  ------------------    --------------------    ------------------
                                                               $         4,461,127   $           4,253,729   $         4,408,272
                                                                  ==================    ====================    ==================

                                      FIRSTFED FINANCIAL CORP.
                                         AND SUBSIDIARY
               CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
                       (Dollars in thousands, except per share data)
                                          (Unaudited)

                                                        Three months ended June 30,               Six months ended June 30,
                                                   -------------------------------------    ------------------------------------
                                                         2003                 2002                2003                2002
                                                   ----------------     ----------------    ---------------     ----------------
Interest income:
     Interest on loans                          $            56,882  $             60,701  $        113,951    $          125,664
     Interest on mortgage-backed securities                   1,385                 2,267             3,055                 5,237
     Interest and dividends on investments                    1,145                 2,955             3,245                 5,799
                                                    ----------------     ----------------    --------------      ----------------
        Total interest income                                59,412                65,923           120,251               136,700
                                                   ----------------      ----------------    --------------      ----------------
Interest expense:
     Interest on deposits                                     9,886                15,638            21,253                32,997
     Interest on borrowings                                  12,464                17,305            24,420                36,734
                                                   ----------------      ----------------    --------------      ----------------
        Total interest expense                               22,350                32,943            45,673                69,731
                                                   ----------------      ----------------    --------------      ----------------
Net interest income                                          37,062                32,980            74,578                66,969
Provision for loan losses                                        --                    --                --                    --
                                                   ----------------      ----------------    --------------      ----------------
Net interest income after provision for loan
     losses                                                  37,062                32,980            74,578                66,969
                                                   ----------------      ----------------    --------------      ----------------
Other income:
     Loan servicing and other fees                            1,511                   838             3,121                 1,890
     Retail office fees                                       1,150                 1,135             2,296                 2,176
     Gain on sale of loans                                      220                   184               693                   369
     Real estate operations, net                                349                    31               363                   192
     Other operating income                                     163                   306               265                   566
                                                   ----------------      ----------------    --------------      ----------------
        Total other income                                    3,393                 2,494             6,738                 5,193
                                                   ----------------      ----------------    --------------      ----------------
Non-interest expense:
     Salaries and employee benefits                           8,247                 8,269            17,029                16,466
     Occupancy                                                1,962                 2,099             3,969                 4,150
     Amortization of core deposit intangible                    499                   464               997                   965
     Other expense                                            2,721                 3,401             5,549                 7,963
                                                   ----------------      ----------------    --------------      ----------------
        Total non-interest expense                           13,429                14,233            27,544                29,544
                                                   ----------------      ----------------    --------------      ----------------

Earnings before income taxes                                 27,026                21,241            53,772                42,618
Income tax provision                                         11,393                 8,954            22,662                17,963
                                                   ----------------      ----------------    --------------      ----------------
Net earnings                                    $            15,633  $             12,287 $          31,110  $             24,655
                                                   ================      ================    ==============      ================

Other comprehensive earnings (loss), net of taxes              (435)                  533 $            (345) $               (255)
                                                   ----------------      ----------------    --------------      ----------------
Comprehensive earnings                          $            15,198  $             12,820 $          30,765  $             24,400
                                                   ================      ================    ==============      ================
Earnings per share:
     Basic                                      $              0.92  $               0.71 $            1.84  $               1.43
                                                   ================      ================    ==============      ================
     Diluted                                    $              0.90  $               0.70 $            1.80  $               1.40
                                                   ================      ================    ==============      ================
Weighted average shares outstanding:
     Basic                                               16,968,389            17,264,461        16,947,280            17,259,638
                                                   ================      ================    ==============      ================
     Diluted                                             17,342,336            17,644,145        17,310,139            17,625,541
                                                   ================      ================    ==============      ================

                                           FIRSTFED FINANCIAL CORP.
                                                AND SUBSIDIARY

                                            KEY FINANCIAL RESULTS

                                                                                        Quarter ended June 30,
                                                                                      2003                     2002
                                                                               -----------------         --------------
                                                                             (Dollars in thousands, except per share data)
      End of period:
           Total assets                                                     $          4,461,127      $       4,408,272
           Cash and securities                                              $            114,609      $         174,188
           Mortgage-backed securities                                       $            168,937      $         235,148
           Loans                                                            $          4,040,668      $       3,856,323
           Core deposit intangible asset                                    $              8,325      $          10,322
           Deposits                                                         $          2,462,508      $       2,493,389
           Borrowings                                                       $          1,563,725      $       1,518,131
           Stockholders' equity                                             $            402,575      $         350,266
           Book value per share                                             $              23.69      $           20.28
           Tangible book value per share                                    $              23.20      $           19.68
           Stock price (period-end)                                         $              35.29      $           29.00
           Total loan servicing portfolio                                   $          4,320,547      $       4,262,297
           Loans serviced for others                                        $            167,730      $         229,141
           % of Adjustable mortgages                                                       72.87 %                69.47 %

      Other data:
           Employees (full-time equivalent)                                                  527                    508
           Branches                                                                           29                     29
           Loan Offices                                                                        4                      4

      Asset quality:
           Real estate (foreclosed)                                         $                 --      $             577
           Non-accrual loans                                                $              3,871      $           4,186
           Non-performing assets                                            $              3,871      $           4,763
           Non-performing assets to total assets                                            0.09 %                 0.11 %
           General valuation allowance (GVA)                                $             75,248      $          74,136
           Allowances for impaired loans                                                     496                  2,154
                                                                               -----------------         --------------
           Allowances for loan losses                                       $             75,744                 76,290
           Allowances for loan losses as a percent of gross loans
             receivable                                                                     1.84 %                 1.93 %
           Loans sold with recourse                                         $             99,760      $         112,468
           GVA for loans sold with recourse                                 $              6,900      $          12,824
           GVA to loans sold with recourse                                                  6.92 %                11.40 %
           Modified loans (not impaired)                                    $              2,243      $           2,362
           Impaired loans, net                                              $              2,960      $           3,111
           Allowance for impaired loans                                     $                496      $           2,154

      Capital ratios:
           Tangible capital ratio                                                           8.40 %                 7.51 %
           Core capital ratio                                                               8.40                   7.51
           Risk-based capital ratio                                                        14.91                  13.77
           Net worth to assets ratio                                                        9.02                   7.95


                                           FIRSTFED FINANCIAL CORP.
                                                AND SUBSIDIARY

                                       KEY FINANCIAL RESULTS (continued)

                                                           Three months ended June 30,                Six months ended June 30,
                                                       -------------------------------------     -----------------------------------
                                                             2003                2002                  2003                2002
                                                       ----------------    -----------------     ----------------    ---------------
                                                                                (Dollars in thousands)
Selected ratios:
   Expense ratios:
       Efficiency ratio                                         33.38%               40.33%               34.16%              41.15%
       Expense-to-average-assets ratio                           1.21                 1.27                 1.26                1.29
   Return on average assets                                      1.41                 1.10                 1.42                1.08
   Return on average equity                                     15.84                14.30                16.07               14.60

Yields earned and rates paid:
   Average yield on loans and mortgage-backed
     securities                                                  5.61%                6.13%                5.72%               6.29%
   Average yield on investment portfolio (1)                     1.64                 4.35                 2.70                3.30
   Average yield on all interest-earning assets
     (1)                                                         5.49                 6.06                 5.63                6.15
   Average rate paid on deposits                                 1.61                 2.50                 1.72                2.64
   Average rate paid on borrowings                               3.25                 4.48                 3.38                4.54
   Average rate paid on all interest-bearing
     liabilities                                                 2.24                 3.25                 2.33                3.39
   Interest rate spread                                          3.25                 2.81                 3.30                2.77
   Effective net spread                                          3.40                 2.98                 3.45                2.93

Average balances:

   Average loans and mortgage-backed securities    $        4,153,331 $          4,118,647 $          4,092,189 $         4,169,092
   Average investments  (2)                                   128,383              161,045              122,503             194,340
                                                     ----------------    -----------------     ----------------    ----------------
   Average interest-earning assets  (2)                     4,281,714            4,279,692            4,214,692           4,363,432
                                                     ----------------    -----------------     ----------------    ----------------
   Average deposits                                         2,468,641            2,513,306            2,491,320           2,519,687
   Average borrowings                                       1,538,505            1,546,013            1,457,813           1,630,550
                                                     ----------------    -----------------     ----------------    ----------------
   Average interest-bearing liabilities                     4,007,146            4,059,319            3,949,133           4,150,237
                                                     ----------------    -----------------     ----------------    ----------------
   Excess of interest-earning assets over
     interest-bearing liabilities                  $          274,568 $            220,373  $           265,559 $           213,195
                                                     ================    =================     ================    ================

Loan originations and purchases                    $          508,145 $            287,793  $         1,047,074 $           587,564


(1)  Excludes FHLB stock dividends and other miscellaneous items.
(2)  Excludes FHLB stock.